UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2011

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

888 Prospect Street, Suite 300, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (858) 551-0511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As previously reported, on December 18, 2009, Imperial Capital Bancorp, Inc. (the “Company”) filed a voluntary petition under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court, Southern District of California, Case No. 09-19431-LA11 (the “Bankruptcy Court”). On June 28, 2011, the Bankruptcy Court entered an order (the “Order”) approving the Company’s Second Amended Disclosure Statement (the “Disclosure Statement”) regarding the Company’s Amended Chapter 11 Liquidating Plan of Reorganization (the “Plan”).  The deadline for creditors to vote on the Plan is August 12, 2011.  In the Order, the Bankruptcy Court scheduled a hearing on confirmation of the Plan for September 22, 2011 at 10:30 a.m.   A copy of the Disclosure Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Copies of the Plan and the Order are attached to the Disclosure Statement as Exhibits A and B, respectively, and are incorporated herein by reference.

      As described in the Disclosure Statement, if the Plan is confirmed by an order of the Bankruptcy Court, based upon assets available for distribution, creditors of the Company will not be paid in full under the Plan. Consequently, the Company predicts that, after payment to the Company’s unsecured creditors, there will be no assets available for distribution to the holders of the Company’s common stock (the “Stockholders”).  With no available assets to distribute to the Stockholders, as contemplated in the Plan, the Company expects the Bankruptcy Court to extinguish the Company’s common stock upon approval of the Plan.

This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1
Second Amended Disclosure Statement (including as Exhibit A thereto the Company's Amended Chapter 11 Liquidating Plan of Reorganization (the "Plan") and as Exhibit B thereto the order of the Bankruptcy Court approving the Second Amended Disclosure Statement and scheduling a hearing on confirmation of the Plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.

Date: July 14, 2011	By:	/s/ Anthony A. Rusnak
Anthony A. Rusnak
Chief Operating Officer, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1
Second Amended Disclosure Statement (including as Exhibit A thereto the Company's Amended Chapter 11 Liquidating Plan of Reorganization (the "Plan") and as Exhibit B thereto the order of the Bankruptcy Court approving the Second Amended Disclosure Statement and scheduling a hearing on confirmation of the Plan).